Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports dated May 11, 1999 on the financial statements of Westell Technologies, Inc. and Subsidiaries (and to all references to our Firm) included in or made part of this Form 10-K, as amended on August 4, 1999, into the Company's previously filed Registration Statement File No. 33-99914.



                                               ARTHUR ANDERSEN LLP


Chicago, Illinois
August 30, 1999